All properties depicted herein are owned by Griffin-American Healthcare REIT IV, Inc. 2021 Annual Stockholders Meeting EXHIBIT 99.1

Forward Looking Statements Certain statements made today may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, including statements with respect to the effects of the novel coronavirus, or COVID-19, pandemic, including its effects on the healthcare industry, our company’s financial performance and future challenges and our expectations regarding the health of our portfolio. We intend for all forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable by law. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, the following: our strength and financial condition and uncertainties relating to the financial strength of our current real estate investments; uncertainties regarding the severity and duration of the COVID-19 pandemic and its effects; uncertainties relating to changes in general economic and real estate conditions; uncertainties regarding changes in the healthcare industry; uncertainties relating to the implementation of our real estate investment strategy; and other risk factors as outlined in our company’s periodic reports, as filed with the U.S. Securities and Exchange Commission, or SEC. Forward-looking statements in this document speak only as of the date on which such statements were made, and undue reliance should not be placed on such statements. We undertake no obligation to update any such statements that may become untrue because of subsequent events.

3 Agenda A. Call the Meeting to Order 1. Introductions and Welcome 2. Instructions on Rules of Conduct and Procedures 3. Proof of Notice of Meeting 4. Proxies; Existence of Quorum B. Proposals 1. Proposal No. 1 – GAHR IV Merger Proposal 2. Proposal No. 2(a), (b) and (c) – GAHR IV Charter Amendment Proposals 3. Proposal No. 3 – Election of five directors 4. Proposal No. 4 – Ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2021 5. Proposal No. 5 – Adjournment of the Annual Meeting C. Voting 1. Opening of Polls 2. Voting on Proposals 3. Closing of Polls D. Results of Voting E. Management’s Presentation – Company Update F. Questions and Answers G. Adjournment

Company Update

5 Approved Merger Transaction REIT Merger • Griffin-American Healthcare REIT III (“GAHR III”) to merge into Griffin-American Healthcare REIT IV (“GAHR IV”) in a 100% stock-for-stock transaction • Total gross investment value of $4.2 billion,* as well as the assumption of GAHR III's outstanding debt of approximately $1.8 billion • Each share of GAHR III’s common stock will be converted into 0.9266 shares of GAHR IV class I common stock Sponsor Acquisition • Concurrent with the REIT merger, GAHR III to acquire the GAHR III & GAHR IV external advisors and the assets of American Healthcare Investors (“AHI”) for 100% units of GAHR III’s operating partnership • The acquisition of AHI is anticipated to result in ~$21 million per year in cost savings for the combined REIT Management Team • All 100+ AHI employees (including the three founders) will become employees of the combined REIT, making it a fully self-managed company with broad capabilities Board Composition • The three AHI founders are expected to join the three GAHR III independent directors and the three GAHR IV independent directors, resulting in a total of nine board members for the combined REIT Target Closing • The transactions are scheduled to close on October 1, 2021 * Gross investment value equals acquisition costs plus subsequent capital expenditures that pertain to the REIT’s pro-rata ownership. THE COMBINED REIT WILL BE RENAMED AMERICAN HEALTHCARE REIT, INC.

6 Combined REIT Portfolio Profile * Gross investment value is comprised of acquisition costs and subsequent capital expenditures that pertain to the company’s pro-rata ownership. 1. Includes senior housing – RIDEA facilities. 2. Includes portion of integrated senior heath campuses related to joint venture interest owned. 3. Based upon gross investment value. COMBINED REIT P O R T F O L I O B R E A K D O W N B Y A S S E T T Y P E 3 Gross investment value* $3.0 billion $1.2 billion $4.2 billion Total square feet 14.2 million 4.8 million 19.0 million Total number of buildings + campuses 220 92 312 Medical office buildings (sq. ft.) 2.9 million 2.1 million 5.0 million Senior housing beds1, 2 8,641 2,769 11,390 Skilled nursing beds2 8,359 1,314 9,673 GAHR III Portfolio (as of 6/30/21) GAHR IV Portfolio (as of 6/30/21) Combined Portfolio (as of 6/30/21) AMERICAN HEALTHCARE REIT PROVIDES GREATER SCALE AND EXPANDED ASSET DIVERSIFICATION MOB 25.3% Hospitals 4.9% Senior Housing1, 2 38.6% Skilled Nursing2 28.6% Debt 2.6% MOB 57.1% Senior Housing1, 2 32.0% Skilled Nursing2 10.9% MOB 34.2% Hospitals 3.5% Senior Housing1, 2 36.8% Skilled Nursing2 23.7% Debt 1.8% GAHR III GAHR IV

7 Broader Geographic Diversification GAHR III GAHR IV AMERICAN HEALTHCARE REIT WILL HAVE EXPANDED GEOGRAPHIC DIVERSIFICATION WITH PROPERTIES IN 36 STATES, PLUS THE U.K. AND ISLE OF MAN COMBINED REIT 27 28 36 40 35 30 25 20 15 10 5 0 GAHR III GAHR IV Combined REIT N um be ro fS ta te s

8 American Healthcare REIT Board of Directors* Dianne Hurley Independent Director • Director of AG Mortgage Investment Trust, Inc. (NYSE: MITT) • Chief administrative officer of A&E Real Estate • Former chief operating officer, global distribution, at Credit Suisse Asset Mngmt Gerald Robinson Independent Director • Former executive vice president of Pacific Life Insurance Company • Former chairman and CEO of Pacific Select Distributors • Extensive professional background in the life insurance and securities industries J. Grayson Sanders Independent Director • Co-founder, president and chief investment officer of PREDEX Capital Management • Director of Griffin Realty Trust, Inc. • Former managing director with AIG Global Real Estate Investment Corp. Wilbur H. Smith III Independent Director • CEO, president and founder of Greenlaw Partners LLC • Former vice president of Makar Properties and trustee of Partners Real Estate investment Trust Jeff Hanson Executive Chairman • Executive chairman of AHR • Former CEO of Grubb & Ellis’ (Formerly NYSE: GBE) national investment management business Danny Prosky Director • President & CEO of AHR • 14 years with two publicly traded REITs (NYSE: PEAK and American Health Properties, formerly NYSE: AHE) Mathieu Streiff Director • COO of AHR • Former General Counsel of Grubb & Ellis (Formerly NYSE: GBE) • Latham & Watkins New York Brian J. Flornes Independent Director • CEO and co-founder of Vintage Senior Living • Founder and former principal of American Housing Concepts • Former president of development of ARV Assisted Living Harold Greene Independent Director • Former managing director of commercial real estate with Bank of America • Former executive vice president with Seafirst Bank • Director of Paladin Realty Income Properties * Upon closing of proposed merger on Oct. 1, 2021.

American Healthcare REIT Management Team*

			Background & Years in Industry
	**Jeff Hanson** *Executive Chairman*	25	• Formerly CEO of Griffin-American Healthcare REIT II, III and IV • Former CEO of Grubb & Ellis' (Formerly **NYSE: GBE**) national investment management business
	**Danny Prosky** *President & Chief Executive Officer*	28	• Formerly President & COO of Griffin-American Healthcare REIT II, III and IV • 14 years with two publicly traded REITs (**NYSE: PEAK** and American Health Properties, formerly **NYSE: AHE**)
	**Mathieu Streiff** *Chief Operating Officer*	18	• Formerly EVP, General Counsel of Griffin-American Healthcare REIT II, III and IV • Former General Counsel of Grubb & Ellis (Formerly **NYSE: GBE**) • Latham & Watkins New York
	**Brian Peay** *EVP, Chief Financial Officer*	25	• Formerly CFO of Griffin-American Healthcare REIT III and IV • Publicly traded REIT CFO of Glenborough Realty Trust (Formerly **NYSE: GLB**)
	**Gabe Willhite** *EVP, General Counsel*	15	• Former Assistant General Counsel, Transactions of Griffin-American Healthcare REIT III and IV • Formerly legal counsel for Oaktree Capital subsidiary, Sabal Financial
	**Stefan Oh** *EVP, Acquisitions*	21	• Former EVP, Acquisitions of Griffin-American Healthcare REIT III and IV • 9 years with publicly traded REIT (**NYSE: PEAK**)

			Background & Years in Industry
	**Kenny Lin** *EVP, Accounting and Finance*	16	• Former CFO of Mobilitie, LLC—the largest private cellular tower company in the US prior to its sale to SBA Communications Corp (**NASDAQ: SBAC**)
	**Wendie Newman** *EVP, Asset Management (Medical Office)*	26	• Former SVP, Asset Management for two publicly traded healthcare REITs (**NYSE: VTR & NYSE: NHP**)
	**Ray Oborn** *EVP, Asset Management (Long –Term Care)*	26	• Former EVP of United Properties • Former SVP Operations for Brookdale (**NYSE: BKD**)
	**Charlynn Diapo** *SVP, Accounting & Finance*	19	• Former auditor with Deloitte & Touche • Former VP and Controller at DEXUS Property Group, a publicly traded Australian REIT
	**Brian McDonald** *SVP, Acquisitions*	16	• 12 years of healthcare acquisition experience • Over $8B in acquisition volume
	**Cora Lo** *SVP,* *Assistant General Counsel and Corporate Secretary*	16	• Former Secretary & Asst. General Counsel of Griffin-American Healthcare REIT III and IV • Has served as securities counsel for seven public reporting REITs over past 15 years

* Upon closing of proposed merger on Oct. 1, 2021.

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10 The Pandemic Disrupted Healthcare Real Estate Performance through 2020 and Continuing well into 2021 • The emergence of the Delta variant has caused U.S. coronavirus cases and deaths to increase significantly in recent months. • Our medical office building segment rebounded quickly from the initial shock of the pandemic and has demonstrated remarkable resilience. This trend has continued despite the emergence of the Delta variant. • Our senior housing and skilled nursing segments have experienced meaningful drops in occupancy while also experiencing operating expense increases, especially in our skilled nursing segment where PPE costs and a tight labor market present ongoing challenges. • While we experienced steady recovery in occupancy in early 2021, the emergence of the Delta variant has slowed the recovery in our senior housing and skilled nursing segments as we are seeing case counts reach levels not seen since January 2021. Long-term Stability is Expected to Return Once Virus is Fully Contained • We saw promising recovery in our most impacted segments through the first half of 2021 as case counts and deaths decreased, and we anticipate that recovery to continue steadily as we see coronavirus cases subside. • The needs-based stability of healthcare real estate has historically been deeply recession-resistant. Demographic tailwinds driven by an aging population are expected to fuel recovery and robust performance over the intermediate and long term. 0K 50K 100K 150K 200K 250K 300K 350K Ja n- 20 Fe b- 20 M ar -2 0 Ap r- 20 M ay -2 0 Ju n- 20 Ju l-2 0 Au g- 20 Se p- 20 O ct -2 0 N ov -2 0 D ec -2 0 Ja n- 21 Fe b- 21 M ar -2 1 Ap r- 21 M ay -2 1 Ju n- 21 Ju l-2 1 Au g- 21 Daily New Coronavirus Cases in the U.S. Daily Cases 7-Day Moving Average - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 Ja n- 20 Fe b- 20 M ar -2 0 Ap r- 20 M ay -2 0 Ju n- 20 Ju l-2 0 Au g- 20 Se p- 20 O ct -2 0 N ov -2 0 D ec -2 0 Ja n- 21 Fe b- 21 M ar -2 1 Ap r- 21 M ay -2 1 Ju n- 21 Ju l-2 1 Au g- 21 Daily New Coronavirus Deaths in the U.S. Daily Deaths 7-Day Moving Average COVID-19 Portfolio Impact Update SOURCE: Johns Hopkins University. Data through September 20, 2021.

Q&A